Share-Based Compensation	12 Months Ended
Dec. 31, 2024
Share-Based Compensation [Abstract]
Share-based Compensation
17.	Share-based Compensation

Description of stock option plan and Share option replacement

In July 2012, the Group permits the grant of options of the Company to relevant directors, officers, other employees and consultants of the Company. Option awards are granted with an exercise price determined by the Board of Directors. Those option awards generally vest over a period of four years.

The Group recognizes share-based compensation expenses in the consolidated statements of operations and comprehensive loss based on awards ultimately expected to vest, after considering actual forfeitures.

The Company has replaced these share options with restricted shares for all employees and nonemployees on June 15, 2018.

In June 2018, the directors of the Company (the “Directors”) approved the TuanChe Limited Share Incentive Plan (the “Share Incentive Plan”). Under the Share Incentive Plan, 38,723,321 ordinary shares were issued to Best Cars for the restricted share awards at consideration of nil. Meanwhile, the incentive share options granted to employees and nonemployees of the Company were replaced by the restricted shares. As a result of the Share Incentive Plan, on June 15, 2018, a total of 15,473,653 share options of the Company were replaced by 13,740,480 restricted shares. The restricted shares awards are subject to the original vesting schedule of the replaced share options. The Company has recognized the incremental expenses immediately for those vested share options, the unvested portion will be recognized as expenses over the remaining vesting periods.

On March 13, 2023, Directors approved the 2023 Share Incentive Plan (the “2023 Plan”), to attract and retain the best available personnel, provide additional incentives to employees, directors and consultants and promote the success of the Group’s business. The Group grant restricted shares under the 2023 Plan to the Group’s employees, directors and consultants. Those restricted shares generally vest over a period of nil to 4 years. Under the 2023 Plan, a total of 169,172,564 Class A ordinary shares were initially reserved for issuance. As of December 31, 2024, all restricted shares have been issued and granted under the 2023 Plan.

For years ended December 31, 2022, 2023 and 2024, the Company has granted 1,500,000, 20,900,000 and 161,400,000 restricted shares to its employees. The total fair value of RMB2.2 million, RMB5.4 million and RMB17.8 million for those granted restricted shares will be recognized as expenses over the vesting periods of nil to 4 years.

A summary of the restricted shares activities is presented below:

	Number of restricted shares	Weighted- Average Grant-Date Fair Value
		US$
Outstanding as of December 31, 2022	3,573,750	0.457
Granted	20,900,000	0.037
Vested	(20,593,750)	0.087
Outstanding as of December 31, 2023	3,880,000	0.155
Granted	161,400,000	0.015
Vested	(139,375,000)	0.010
Outstanding as of December 31, 2024	25,905,000	0.065

For the years ended December 31, 2022, 2023 and 2024, total share-based compensation expenses recognized by the Group for the restricted shares granted were RMB10.3 million, RMB9.5 million and RMB28.4 million, respectively.

As of December 31, 2024, there was RMB1.7 million of unrecognized share-based compensation expenses related to the restricted shares granted. That expenses are expected to be recognized over a weighted-average period of 1.96 years.